Exhibit 10.3
                                                                ------------

                      AMENDMENT NO. 1 TO SECOND AMENDED AND
                     RESTATED PLEDGE AND SECURITY AGREEMENT


 THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT ("Amendment No. 1") is dated as of July 30, 2004 between:

                  (1) COMMONWEALTH INDUSTRIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

                  (2) CI HOLDINGS, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("CI Holdings") and formerly known as CI Holdings, Inc. and as Alflex Corporation;

                  (3) COMMONWEALTH ALUMINUM, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("CAC") and formerly known as Commonwealth Aluminum Corporation;

                  (4) ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("New Alflex");

                  (5) CA LEWISPORT, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Old Lewisport") and formerly known as CA Lewisport, Inc. and as Commonwealth Aluminum Lewisport, Inc. and as Commonwealth Aluminum Corporation;

                  (6) COMMONWEALTH ALUMINUM LEWISPORT, LLC, a limited liability company duly formed and validly existing under the laws of the state of Delaware ("New Lewisport");

                  (7) COMMONWEALTH ALUMINUM METALS, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("Metals");

                  (8) COMMONWEALTH ALUMINUM CONCAST, INC. (formerly named Barmet Aluminum Corporation) a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI" and, together with CAC, CI Holdings, Old Lewisport, New Lewisport, Metals and New Alflex, each a "Revolving Credit Borrower" and, collectively, the "Revolving Credit Borrowers");

                  (9) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors");

                  (10) PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         WHEREAS, the Debtors and the Administrative Agent are parties to that certain Second Amended and Restated Pledge and Security Agreement dated as of March 21, 2002 (the "Pledge and Security Agreement") that was delivered in connection with that certain Third Amended and Restated Credit Agreement dated as of March 21, 2002, as amended by a First Amendment thereto, dated as of October 14, 2003, a Second Amendment thereto, dated as of February 2, 2004 and a Third Amendment thereto, dated as of July 21, 2004 between the Debtors, the lenders thereto (the "Lenders") and the Administrative Agent(the "Credit Agreement");

         WHEREAS, Alflex E1 LLC was merged into New Alflex on September 15, 2003 as evidenced by that certain Certificate of Merger recorded with the Secretary of State of the State of Delaware on such date;

         WHEREAS, contemporaneously herewith, Parent, Revolving Credit Borrowers, Subsidiary Guarantors, Administrative Agent and the Lenders are amending the Credit Agreement pursuant to a certain Fourth Amendment to Third Amended and Restated Credit Agreement (the "Fourth Amendment to Credit Agreement");

         WHEREAS, the Fourth Amendment to Credit Agreement proposes to amend the Credit Agreement to permit the sale by CI Holdings of all the issued and outstanding capital stock of New Alflex;

         WHEREAS, the parties hereto desire to amend the Pledge and Security Agreement as hereinafter provided; and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement or, if not defined therein, in Section 1 of the Pledge and Security Agreement.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Pursuant to Section 6.04 of the Pledge and Security Agreement, the Pledge and Security Agreement is hereby amended as follows:

(a) Annex 1 to the Pledge and Security Agreement is hereby amended and restated in its entirety as set forth on Exhibit 1 to this Amendment No. 1;

(b) New Alflex will not be deemed to be, and will be excluded from the definition of, a "Debtor" and New Alflex, as successor by merger, for Alflex E1 LLC, will not be deemed to be, and will be excluded from the definition of both a "Subsidiary Guarantor" and a "Debtor"; and

(c) the Administrative Agent, on behalf of itself and of each Lender, hereby releases all of its right, title and interest in and to the Collateral granted to the Administrative Agent for the benefit of each Lender pursuant to Section 3 of the Pledge and Security Agreement by New Alflex for itself and as successor by merger, for Alflex E1 LLC.

2. Each Debtor hereby, respectively, ratifies and confirms the Pledge and Security Agreement, as amended by this Amendment No. 1.

3. All references in the Credit Agreement and in each other Loan Document to the Pledge and Security Agreement are hereby amended and modified to refer to the Pledge and Security Agreement, as amended by this Amendment No. 1, as it may from time to time be further amended, restated, modified or supplemented.

4. The Debtors and Administrative Agent intend and agree that, except as provided herein, the Pledge and Security Agreement shall remain in full force and effect, without modification.

5. Each Debtor hereby confirms that each of the representations and warranties, made by such Debtor, in the Pledge and Security Agreement is true and correct as of the date hereof.

6. This Amendment No. 1 is incorporated into the Pledge and Security Agreement as if set forth therein.

7. This Amendment No. 1 shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to its conflict of laws principles.

8. This Amendment No. 1 may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

                                                       [SIGNATURE PAGE FOLLOWS]

                      AMENDMENT NO. 1 TO SECOND AMENDED AND
                     RESTATED PLEDGE AND SECURITY AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                   THE PARENT

                          COMMONWEALTH INDUSTRIES, INC.


                         By: /S/ MICHAEL D. FRIDAY
                         Name: Michael D. Friday
                         Title: Executive Vice President

                      AMENDMENT NO. 1 TO SECOND AMENDED AND
                     RESTATED PLEDGE AND SECURITY AGREEMENT


                         THE REVOLVING CREDIT BORROWERS

                           COMMONWEALTH ALUMINUM, LLC

            By: Commonwealth Aluminum Concast, Inc., its sole member


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President


                               ALFLEX CORPORATION


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President


                       COMMONWEALTH ALUMINUM CONCAST, INC.


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President


                                CA LEWISPORT, LLC

               By: Commonwealth Industries, Inc., its sole member


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President

                      AMENDMENT NO. 1 TO SECOND AMENDED AND
                     RESTATED PLEDGE AND SECURITY AGREEMENT


                                CI HOLDINGS, LLC

               By: Commonwealth Industries, Inc., its sole member


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President



                      COMMONWEALTH ALUMINUM LEWISPORT, LLC

                   By: CA Lewisport, LLC, its managing member


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President



                        COMMONWEALTH ALUMINUM METALS, LLC

            By: Commonwealth Aluminum Lewisport, LLC, its sole member

                   By: CA Lewisport, LLC, its managing member


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President

                      AMENDMENT NO. 1 TO SECOND AMENDED AND
                     RESTATED PLEDGE AND SECURITY AGREEMENT


                              SUBSIDIARY GUARANTORS

                     COMMONWEALTH ALUMINUM SALES CORPORATION


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President




                   COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC

            By: Commonwealth Aluminum Concast, Inc., its sole member


                            By: /S/ MICHAEL D. FRIDAY
                             Name: Michael D. Friday
                         Title: Executive Vice President

                      AMENDMENT NO. 1 TO SECOND AMENDED AND
                     RESTATED PLEDGE AND SECURITY AGREEMENT


                              ADMINISTRATIVE AGENT

             PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent


                           By: /S/ RICHARD C. MUNSICK
                            Name: Richard C. Munsick
                              Title: Vice President


                              Address For Notices:
                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                          Attention: Richard C. Munsick

                                    EXHIBIT 1

                                     Annex 1

                  Stock and Limited Liability Company Interests

                                                                      Issued and
                                                                 Outstanding Stock /                     Percentage of
                                             Entity Holding      Nature of Ownership     Certificate       Ownership
        Entity            Jurisdiction          Ownership                                  Number
----------------------- ----------------- ---------------------- --------------------- ---------------- ----------------
CI Holdings, LLC            Delaware      Commonwealth           Owner of all member          1              100%
                           Industries, Inc. interests

Commonwealth                Delaware      Commonwealth           Owner of all member          1              100%
Aluminum, LLC                             Aluminum Concast,           interests
                                          Inc.

CA Lewisport, LLC           Delaware      Commonwealth           Owner of all member          1              100%
                           Industries, Inc. interests

Commonwealth Aluminum       Delaware      CA Lewisport, LLC      Shared ownership of          1             78.41%
Lewisport, LLC                            and                        member units
                                          Commonwealth                                        2             21.59%
                                          Aluminum, LLC

Commonwealth Aluminum       Delaware      Commonwealth           Owner of all member          1              100%
Metals, LLC                               Aluminum Lewisport,           units
                                          LLC

Commonwealth Aluminum         Ohio        CI Holdings, LLC         1,000 shares of            2              100%
Concast, Inc.                                                     common stock $.01
                                                                      par value

Commonwealth Aluminum       Delaware      CA Lewisport, LLC        1,000 shares of            2              100%
Sales Corporation                                                 common stock $.01
                                                                      par value

Commonwealth Aluminum       Delaware      Commonwealth           Owner of all member          1              100%
Tube Enterprises, LLC                     Aluminum Concast,             units
                                          Inc.
----------------------- ----------------- ---------------------- --------------------- ---------------- ----------------